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                                                                    EXHIBIT 21.1

USANI LLC SUBSIDIARIES AS OF 12/31/01

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SUBSIDIARY                                     JURISDICTION OF INCORPORATION
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
AST LLC......................................  Delaware
AST SUB INC..................................  Delaware
Exception Management Services LP.............  Delaware
Home Shopping Espanol S. De.R.L..............  Mexico
Home Shopping Network En Espanol LLC.........  Delaware
Home Shopping Network En Espanol LP..........  Delaware
HSE Media LLC................................  Delaware
HSN Capital LLC..............................  Delaware
HSN Catalog Services, Inc....................  Delaware
HSN Direct LLC...............................  Delaware
HSN Fulfillment LLC..........................  Delaware
HSN General Partner LLC......................  Delaware
HSN Home Shopping Network GmbH...............  Germany
HSN Improvements, LLC........................  Delaware
HSN Interactive LLC..........................  Delaware
HSN LP.......................................  Delaware
HSN of Nevada LLC............................  Delaware
HSN Realty LLC...............................  Delaware
HSNAutomatic LLC.............................  Delaware
Ingenious Designs LLC........................  Delaware
MarkeTech Services, Inc......................  Delaware
Short Shopping LLC...........................  Delaware
ECS Sports Fulfillment LLC...................  Delaware
New-U Studios Holdings, Inc..................  Delaware
Styleclick, Inc..............................  Delaware
USA Electronic Commerce Solutions LLC........  Delaware
USA Network Interactive LLC..................  Delaware
USA Networks Holdings, Inc...................  Delaware
USA Television Group LLC.....................  Delaware
USANI Sub LLC................................  Delaware
Banderole Development LLC....................  Delaware
Broadway Legends LLC.........................  Delaware
Crime Network, LLC...........................  Delaware
Exposure Studios LLC.........................  Delaware
Flagship Development LLC.....................  Delaware
Happy Hours Development LLC..................  Delaware
Lexi Productions LLC.........................  Delaware
Music of Sci Fi Channel LLC..................  Delaware
Music of USA Cable Entertainment LLC.........  Delaware
Music of USA Network LLC.....................  Delaware
NATV Sales Inc...............................  Nevada
NATV Sub Corp LLC............................  Delaware
NCL LLC......................................  Delaware
Nicholas Productions LLC.....................  Delaware
North American Television, Inc...............  Nevada
North Bridge Programming Inc.................  Canada
NWI Cable....................................  Nevada
NWI Direct Inc...............................  Nevada
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SUBSIDIARY                                     JURISDICTION OF INCORPORATION
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
NWI Network Inc..............................  Nevada
NWI Television...............................  Nevada
NWI Vision Inc...............................  Nevada
Sci Fi Channel Publishing LLC................  Delaware
Sci Fi Lab Development LLC...................  Delaware
Sci Fi Lab LLC...............................  Delaware
Sci Fi LLC...................................  Delaware
Storm Front LLC..............................  Delaware
Trio Cable, Inc..............................  Nevada
Trio Direct Inc..............................  Nevada
Trio Entertainment, Inc......................  Canada
Trio Network Inc.............................  Nevada
Trio Productions, LLC........................  Nevada
Trio Television Inc..........................  Nevada
Trio Vision Inc..............................  Nevada
True Blue Productions LLC....................  Delaware
Underworld Productions LLC...................  Delaware
USA Cable....................................  New York
USA Cable Entertainment Development LLC......  Delaware
USA Cable Entertainment LLC..................  Delaware
USA Cable Entertainment Publishing LLC.......  Delaware
USA Network Publishing LLC...................  Delaware
USA Networks Partner LLC.....................  Delaware
White Flag Development LLC...................  Delaware
Writers Development LLC......................  Delaware
Coldwater USA Cable Development LLC..........  Delaware
Fare Holm Productions Limited................  Canada
Laurel Productions LLC.......................  Delaware
Music of Studios USA LLC.....................  California
New U Pictures Facilities LLC................  Delaware
Studios USA Canada Productions...............  Delaware
Studios USA First Run Entertainment LLC......  Delaware
Studios USA First Run Productions LLC........  Delaware
Studios USA First-Run TV LLC.................  Delaware
Studios USA LLC..............................  Delaware
Studios USA Music Publishing LLC.............  Delaware
Studios USA Pictures Development LLC.........  Delaware
Studios USA Pictures LLC.....................  Delaware
Studios USA Programming LLC..................  Delaware
Studios USA Reality TV LLC...................  Delaware
Studios USA Talk Productions LLC.............  Delaware
Studios USA Talk Televison LLC...............  Delaware
Studios USA Talk Video.......................  Delaware
Studios USA TV Distribution LLC..............  Delaware
Studios USA TV LLC...........................  Delaware
SUSA Music Publishing LLC....................  Delaware
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